Exhibit 8.1
Subsidiaries and equity method investments of Navigator Holdings Ltd.

Corporation Name	Percentage Ownership as of December 31,		Country of Incorporation	Subsidiary of Limited Liability Company
	2023	2024
- Navigator Gas US, L.L.C.	100%	100%	Delaware (USA)	Service company
- Navigator Gas L.L.C.	100%	100%	Marshall Islands	Holding company
~ Navigator Aries L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Atlas L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Aurora L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Centauri L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Ceres L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Ceto L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Copernico L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Capricorn L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Eclipse L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Europa L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Galaxy L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Gemini L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Genesis L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Glory L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Grace L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Gusto L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Hyperion L.L.C.	-	100%	Marshall Islands	Vessel-owning company
~ Navigator Jorf L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Leo L.L.C.	100%	100%	Marshall Islands	Vessel-owning company

~ Navigator Libra L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Luga L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Magellan L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Mars L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Neptune L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Nova L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Oberon L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Parsec L.L.C.	-	100%	Marshall Islands	Vessel-owning company
~ Navigator Pegasus L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Phoenix L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Pleione L.L.C.	-	100%	Marshall Islands	Vessel-owning company
~ Navigator Polaris L.L.C.	-	100%	Marshall Islands	Vessel-owning company
~ Navigator Prominence L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Proxima L.L.C.	-	100%	Marshall Islands	Vessel-owning company
~ Navigator Saturn L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Scorpio L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Taurus L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Titan L.L.C.	-	100%	Marshall Islands	Vessel-owning company
~ Navigator Triton L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Umbrio L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Venus L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Vesta L.L.C.	-	100%	Marshall Islands	Vessel-owning company
~ Navigator Virgo L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ Navigator Yauza L.L.C.	100%	100%	Marshall Islands	Vessel-owning company
~ NGT Services (UK) Ltd	100%	100%	England	Service company

~ NGT Services (Poland) Sp. z o.o.	100%	100%	Poland	Service company
~ Bluestreak CO2 Limited	—	50%	England	Investment company
~ Navigator Gas Ship Management Ltd.	100%	100%	England	Service company
~ Falcon Funding PTE Ltd.	100%	100%	Singapore	Service company
~ Navigator Gas Invest Ltd.	100%	100%	England	Investment company
- PT. Navigator Khatulistiwa	49%	49%	Indonesia	Vessel-owning company
~ Navigator Greater Bay Gas Corporation	60%	60%	Liberia	Investment company
- Pacific Jupiter L.L.C.	100%	100%	Liberia	Vessel-owning company
- Pacific Mars L.L.C	100%	100%	Liberia	Vessel-owning company
- Pacific Mercury L.L.C.	100%	100%	Liberia	Vessel-owning company
- Pacific Saturn L.L.C.	100%	100%	Liberia	Vessel-owning company
- Pacific Venus L.L.C.	100%	100%	Liberia	Vessel-owning company
- Navigator Terminals L.L.C.	100%	100%	Marshall Islands	Investment company
~ Navigator Terminal Invest Ltd	100%	100%	England	Investment company
- Navigator Ethylene Terminals L.L.C.	100%	100%	Delaware (USA)	Investment company
- Othello Shipping Company S.A.	100%	100%	Panama	Holding company
~ Adela Shipping & Finance Inc.	100%	100%	Panama	Vessel-owning company
~ Adriaticgas Shipping Inc.	100%	100%	Panama	Vessel-owning company
~ Alameda Shipping Inc.	100%	100%	Panama	Vessel-owning company
~ Arcticgas Shipping Inc.	100%	100%	Panama	Vessel-owning company
~ Atlantic Shipping Inc.	100%	100%	Panama	Vessel-owning company
~ Balearicgas Shipping Inc.	100%	100%	Panama	Vessel-owning company
~ Beringgas Shipping Inc.	100%	100%	Panama	Vessel-owning company
~ Celticgas Shipping Inc.	100%	100%	Panama	Vessel-owning company

~ Falstria Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Fionia Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Highland Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Lalandia Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Langelandia Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Mona Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Pacificgas Shipping Inc.	100%	100%	Panama	Vessel-owning company
~ Pentland Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Zeeland Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
~ Zelandia Shipping Company S.A.	100%	100%	Panama	Vessel-owning company
- Navigator Gas (Denmark) ApS (Ultragas ApS)	100%	100%	Denmark	Service company
~ Navigator Gas Ship Management (Denmark) ApS (Ultraship ApS)	100%	100%	Denmark	Service company
~ Navigator Gas Invest (Denmark) ApS	100%	100%	Denmark	Investment company
Azane Fuel Solutions AS	9.6%	9.6%	Norway	Service company
- Ultraship Crewing Philippines Inc.	25%	25%	Philippines	Service company
- Navigator Support Services (Philippines) Inc.	40%	40%	Philippines	Service company
- Dan-Unity CO2 A/S	50%	50%	Denmark	Investment company
- Unigas International B.V.	33%	33%	Netherlands	Service company
- Unigas Trading B.V.	100%	100%	Netherlands	Service company
- Unigas International Inc.	100%	100%	Texas (USA)	Service company
- Unigas International Limited	100%	100%	Hong Kong	Service company

4